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                                                                    EXHIBIT 10.2

                               BEA SYSTEMS, INC.
                           1997 STOCK INCENTIVE PLAN

                           Adopted on March 19, 1997
                      Amended and Restated on May 13, 1998
                      Amended and Restated on May 12, 1999
                     Amended and Restated on July 14, 1999

1.  Purposes of the Plan.  The purposes of this Stock Incentive Plan are to
    --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Parents and Subsidiaries and to promote the success of the Company's business.

2.  Definitions.  As used herein, the following definitions shall apply:
    -----------

    (a)  "Administrator" means the Board or any of the Committees appointed to
          -------------
          administer the Plan.

    (b)  "Affiliate" and "Associate" shall have the respective meanings
          ---------       ---------
          ascribed to such terms in Rule 12b-2 promulgated under the Exchange
          Act.

    (c)  "Applicable Laws" means the legal requirements relating to the
          ---------------
          administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

     (d)  "Award" means the grant of an Option, SAR, Dividend Equivalent Right,
           -----
          Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

     (e)  "Award Agreement" means the written agreement evidencing the grant of
           ---------------
          an Award executed by the Company and the Grantee, including any amendments thereto.

     (f)  "Board" means the Board of Directors of the Company.
           -----

     (g)  "Change in Control" means a change in ownership or control of the
           -----------------
          Company effected through either of the following transactions:

          (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the

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Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

     (h)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (i)  "Committee" means any committee appointed by the Board to administer
           ---------
          the Plan.

     (j)  "Common Stock" means the common stock of the Company.
           ------------

     (k)  "Company" means BEA Systems, Inc., a Delaware corporation.
           -------

     (l)  "Consultant" means any person who is engaged by the Company or any
           ----------
          Parent or Subsidiary to render consulting or advisory services as an independent contractor and is compensated for such services.

     (m)  "Continuing Directors" means members of the Board who either (i) have
           --------------------
          been Board members continuously for a period of at least thirty-six
          (36) months or (ii) have been Board members for less than thirty-six
          (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     (n)  "Continuous Status as an Employee, Director or Consultant" means that
           --------------------------------------------------------
          the provision of services to the Company, a Parent or Subsidiary in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence or (ii) transfers between locations of the Company or among the Company, its Parent, any Subsidiary, or any successor in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

     (o)  "Corporate Transaction" means any of the following stockholder-
           ---------------------
          approved transactions to which the Company is a party:

          (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

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          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

          (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     (p)  "Covered Employee" means an Employee who is a "covered employee" under
           ----------------
          Section 162(m)(3) of the Code.

     (q)  "Director" means a member of the Board.
           --------

     (r)  "Dividend Equivalent Right" means a right entitling the Grantee to
           -------------------------
          compensation measured by dividends paid with respect to Common Stock.

     (s)  "Employee" means any person, including an Officer or Director, who is
           --------
          an employee of the Company or any Parent or Subsidiary of the Company for purposes of Section 422 of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (t)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     (u)  "Fair Market Value" means, as of any date, the value of Common Stock
           -----------------
          determined as follows:

          (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

         (ii) In the absence of an established market of the type described in
(i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

     (v)  "Grantee" means an Employee, Director or Consultant who receives an
           -------
          Award under the Plan.

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    (w)  "Immediate Family" means any child, stepchild, grandchild, parent,
          ----------------
         stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

    (x)  "Incentive Stock Option" means an Option intended to qualify as an
          ----------------------
         incentive stock option within the meaning of Section 422 of the Code.

    (y)  "Non-Qualified Stock Option" means an Option not intended to qualify
          --------------------------
         as an Incentive Stock Option.

    (z)  "Officer" means a person who is an officer of the Company within the
          -------
         meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (aa) "Option" means a stock option granted pursuant to the Plan.
          ------

    (bb) "Parent" means a "parent corporation," whether now or hereafter
          ------
         existing, as defined in Section 424(e) of the Code.

    (cc) "Performance - Based Compensation" means compensation qualifying as
          --------------------------------
         "performance-based compensation" under Section 162(m) of the Code.

    (dd) "Performance Shares" means Shares or an award denominated in Shares

          ------------------
         which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

    (ee) "Performance Units" means an award which may be earned in whole or in
          -----------------
         part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

    (ff) "Plan" means this 1997 Stock Incentive Plan.
          ----

    (gg) "Restricted Stock" means Shares issued under the Plan to the Grantee
          ----------------
          for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

    (hh) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any
          ----------
          successor thereto.

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    (ii) "SAR" means a stock appreciation right entitling the Grantee to
          ---
         Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

    (jj) "Share" means a share of the Common Stock.
          -----

    (kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter
          ----------
         Shares or existing, as defined in Section 424(f) of the Code.

    (ll) "Subsidiary Disposition" means the disposition by the Company of its
          ----------------------
         equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

3.  Stock Subject to the Plan.
    -------------------------

    (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards shall be twelve million fifty two thousand one hundred eighty seven (12,052,187) Shares, and annually, commencing with the first business day of each fiscal year of the Company beginning with February 1, 2000 and thereafter, such maximum aggregate number of Shares shall be increased by a number of Shares equal to the lesser of (i) six million (6,000,000) Shares, (ii) six percent (6%) of the number of Shares outstanding as of the last day of the immediately preceding fiscal year of the Company, or (iii) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

    (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan.
    --------------------------

    (a)  Plan Administrator.
         ------------------

         (i)  Administration with Respect to Directors and Officers.  With
              -----------------------------------------------------
respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section

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16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such
Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

         (ii) Administration With Respect to Consultants and Other Employees.
              --------------------------------------------------------------
With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

        (iii)  Administration With Respect to Covered Employees.
               -----------------------------------------
Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

        (iv) Administration Errors.  In the event an Award is granted in a
             ---------------------
manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

   (b)  Powers of the Administrator.  Subject to Applicable Laws and the
        ---------------------------
        provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

        (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

        (ii) to determine whether and to what extent Awards are granted hereunder;

        (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

        (iv) to approve forms of Award Agreement for use under the Plan;

        (v) to determine the terms and conditions of any Award granted hereunder;

        (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the

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Grantee's rights under an outstanding Award shall not be made without the
Grantee's written consent;

        (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

        (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

        (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

   (c)  Effect of Administrator's Decision.  All decisions, determinations and
        ----------------------------------
        interpretations of the Administrator shall be conclusive and binding on all persons.

5.  Eligibility.  Awards other than Incentive Stock Options may be granted to
    -----------
Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.  Terms and Conditions of Awards.
    ------------------------------

    (a)  Type of Awards.  The Administrator is authorized under the Plan to
         --------------
         award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

    (b)  Designation of Award.  Each Award shall be designated in the Award
         --------------------
         Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Opti ons which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be

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         taken into account in the order in which they were granted, and the
         Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

    (c)  Conditions of Award.  Subject to the terms of the Plan, the
         -------------------
         Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

    (d)  Deferral of Award Payment.  The Administrator may establish one or more
         -------------------------
         programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts or Shares so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

    (e)  Award Exchange Programs.  The Administrator may establish one or more
         -----------------------
         programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as established by the Administrator from time to time.

    (f)  Early Exercise.  The Award may, but need not, include a provision
         --------------
         whereby the Grantee may elect at any time while an Employee, Director, or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

    (g)  Term of Award.  The term of each Award shall be the term stated in the
         -------------
         Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

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    (h)  Transferability of Awards.  Incentive Stock Options may not be sold,
         -------------------------
         pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form approved by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

    (i)  Time of Granting Awards.  The date of grant of an Award shall for all
         -----------------------
         purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

    (j)  Individual Option and SAR Limit.  The maximum number of Shares with
         -------------------------------
         respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Employee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

7.  Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.
    -------------------------------------------------------------------------

    (a)  Exercise or Purchase Price.  The exercise or purchase price, if any,
         --------------------------
     for an Award shall be as follows:

         (i)  In the case of an Incentive Stock Option:

              (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

              (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

         (ii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

         (iii) In the case of other Awards, such price as is determined by the Administrator.

    (b)  Consideration.  Subject to Applicable Laws, the consideration to be
    ---  -------------
         paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

         (i)  cash;

         (ii)  check;

         (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

         (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

         (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

         (vi) any combination of the foregoing methods of payment.

    (c)  Taxes.  No Shares shall be delivered under the Plan to any Grantee or
         -----
         other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

    (d)  Reload Options.  In the event the exercise price or tax withholding of
         --------------
         an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise

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

         deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.  Exercise of Award.
    -----------------

    (a)  Procedure for Exercise; Rights as a Stockholder.

         (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

         (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

    (b)  Exercise of Award Following Termination of Employment, Director or
         ------------------------------------------------------------------
         Consulting Relationship.
         -----------------------

         (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant only to the extent provided in the Award Agreement.

         (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Status as an Employee, Director or Consultant for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

         (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

                                       11
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    (c)  Buyout Provisions.  The Administrator may at any time offer to buy out
         -----------------
         for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.  Conditions Upon Issuance of Shares.
    ----------------------------------

    (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.  Adjustments Upon Changes in Capitalization.  Subject to any required action
     ------------------------------------------
by the stockholders of the Company, the number of Shares covered by each outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan (including the fixed Share limit on the annual increase in the number of Shares available for issuance under the Plan), as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions/Changes in Control/Subsidiary Dispositions.  Except
     -----------------------------------------------------------------
as may be provided in an Award Agreement:

     (a) Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its Parent. For the purposes of this subsection, the Award shall be considered assumed if, following the Corporate Transaction, the Award confers, for each Share subject to the Award immediately prior to the Corporate Transaction, (i) the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Award held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), or (ii) the right to purchase such consideration in the

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

          case of an Option or similar Award; provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or exchange of the Award for each Share subject to the Award to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

     (b) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan shall remain exercisable until the expiration or sooner termination of the applicable Award term.

     (c) In the event of a Subsidiary Disposition, each Award with respect to those Grantees who are at the time engaged primarily in Continuous Status as an Employee or Consultant with the subsidiary corporation involved in such Subsidiary Disposition which is at the time outstanding under the Plan shall remain so exercisable until the expiration or sooner termination of the Award term.

12.  Term of Plan.  The Plan shall become effective upon the earlier to occur of
     ------------
its adoption by the Board or its approval by the stockholders of the Company.
It shall continue in effect for a term of ten (10) years unless sooner terminated.

13.  Amendment, Suspension or Termination of the Plan.
     ------------------------------------------------

     (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

     (c) Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.  Reservation of Shares.
     ---------------------

     (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in

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

         respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment.  The Plan shall not confer upon any
     --------------------------------
Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

16.  Stockholder Approval.  The Plan became effective when adopted by the Board
     --------------------
on March 19, 1997, and was approved by the Company's stockholders on March 31, 1997. On May 13, 1998, the Board adopted and approved an amendment and restatement of the Plan (a) to include Incentive Stock Options within the class of Awards subject to the formula for determining the maximum aggregate number of Shares that may be issued pursuant to Awards under the Plan, (b) to place a cap on the annual increase in such maximum aggregate number of Shares determined under the formula, (c) to permit the grant of Incentive Stock Options with respect to the two million two hundred sixty nine thousand six hundred fifty eight (2,269,658) Shares that became available for issuance under the Plan pursuant to the formula on January 2, 1998 and (d) to adopt a limit on the maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments were approved by the stockholders of the Company on June 25, 1998. On May 12, 1999, the Board adopted an amendment and restatement of the Plan to increase the number of Shares available for issuance under the Plan and to adjust the formula that provides an annual automatic increase in the number of Shares of Common Stock available for issuance under the Plan, such amendments conditioned upon and not to take effect until stockholder approval of the amendments is obtained. On July 14, 1999, the Board adopted an amendment and restatement of the Plan to allow Awards to be transferred to the extent provided in the Award Agreement or as determined by the Administrator.

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